UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

BALANCE LABS, INC.
(Exact name of registrant as specified in charter)

Delaware	333-202959	47-1146785
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

407 Lincoln Road, Suite 701, Miami Beach, Florida 33139

(Address of Principal Executive Offices) (Zip Code)

(305) 907-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per shares	BLNC	OTC Markets Group

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2022, Michael Farkas informed Balance Labs, Inc. (the “Company”) of his intention to resign as Chief Financial Officer (“CFO”), effective as of July 18, 2022 (the “Separation Date”). Mr. Farkas resignation as CFO was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices. Mr. Farkas will continue to serve in his roles as the Company’s President, Chief Executive Officer, and Chairman of the Board.

On July 18, 2022, the Board of Directors of the Company (the “Board”) appointed Ari Feldman (age 49) to serve as the Company’s CFO, effective July 18, 2022 (the “Commencement Date”). Over the past five years, Mr. Feldman has served as a CFO consultant.

In connection with the appointment, Mr. Feldman will receive $21,000 annually, as compensation for his duties as CFO of the Company. Mr. Feldman will serve as CFO until his earlier death, resignation, or removal.

There is no arrangement or understanding between Mr. Feldman and any other persons, pursuant to which he was selected as CFO. Mr. Feldman has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There is no employment agreement between Mr. Feldman and the Company. There are no family relationships between Mr. Feldman and any director or executive officer of the Company.

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Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Balance Labs, Inc.
Date: July 22, 2022
/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chief Executive Officer